Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)	The accompanying Quarterly Report on Form 10-Q for the period ended January 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2009	/s/ Rodney A. Young
President and
Chief Executive Officer

Date: March 17, 2009	/s/ William J. Kullback
Chief Financial Officer

23